Exhibit 10(j)

EIGHTH AMENDMENT TO COMMERCIAL CONTRACT - IMPROVED PROPERTY

This EIGHTH AMENDMENT TO COMMERCIAL CONTRACT - IMPROVED PROPERTY (this “Amendment”) is made as of July 21, 2003 by and between Colinas Crossing, L.P. (“Seller”) and Haggar Clothing Co. (“Buyer”).

R E C I T A L S:

A.                                   Seller and Buyer entered into that certain Commercial Contract - Improved Property dated May 9, 2003, as amended by that certain First Amendment to Commercial Contract - Improved Property dated June 3, 2003, by that certain Second Amendment to Commercial Contract - Improved Property dated July 8, 2003, by that certain Third Amendment to Commercial Contract - Improved Property dated July 9, 2003, by that certain Fourth Amendment to Commercial Contract - Improved Property dated July 10, 2003, by that certain Fifth Amendment to Commercial Contract - Improved Property dated July 15, 2003, by that certain Sixth Amendment to Commercial Contract - Improved Property dated July 17, 2003 and by that certain Seventh Amendment to Commercial Contract - Improved Property dated July 18, 2003 (as amended, the “Contract”), pertaining to certain property commonly referred to as Two Colinas Crossing (the “Property”).

B.                                     Seller and Buyer have agreed to modify certain provisions of the Contract.

NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

1.                                       Capitalized terms not otherwise defined herein shall have the meaning assigned such terms in the Contract.

2.                                       The Inspection Period under the Contract is hereby extended for all purposes through and until 7:00 p.m., CST, Tuesday, July 22, 2003.  Seller and Buyer agree that Buyer shall have the right to terminate the Contract pursuant to Section 7.B(3) of the Contract prior to the expiration of the Inspection Period, as extended hereby, for any Permitted Reason (as defined in the Fourth Amendment to Commercial Contract - Improved Property dated July 10, 2003) and only a Permitted Reason.  If Buyer does not terminate the Contract prior to the expiration of the Inspection Period, as extended hereby, Buyer shall deposit the additional earnest money required by Paragraph 5.A of the Contract with the title company on Tuesday, July 22, 2003.

3.                                       Except as expressly amended hereby, the Contract remains unmodified and in full force and effect.

4.                                       This Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document.  All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

SIGNATURE PAGE FOR COLINAS CROSSING, LP TO
EIGHTH AMENDMENT TO
COMMERCIAL CONTRACT - IMPROVED PROPERTY

COLINAS CROSSING, LP

By:	Steven A. Means Interests, Inc., general partner

	By:	/s/ Steven A. Means
Steven A. Means, President

SIGNATURE PAGE FOR HAGGAR CLOTHING CO. TO
EIGHTH AMENDMENT TO
COMMERCIAL CONTRACT - IMPROVED PROPERTY

HAGGAR CLOTHING CO.

By:	/s/ David Tehle
	Name:	David Tehle
	Title:	Chief Financial Officer, Executive Vice President and Secretary